UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 3, 2012

ALON REFINING KROTZ SPRINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-163942	74-2849682
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7616 LBJ Freeway, Suite 300 Dallas, Texas	75251
(Address of Principal Executive Offices)	(Zip code)

Registrant’s telephone number, including area code: (972) 367-3600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01. Other Events

On April 3, 2012, Alon USA Energy, Inc., an indirect parent company of Alon Refining Krotz Springs, Inc. (the “Company”), issued a press release announcing the receipt by the Company of noteholder consents pursuant to its previously announced tender offer and related consent solicitation, and the exploration of financing alternatives. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits.

Number	Exhibit

99.1	Alon USA Energy, Inc. Press Release, dated April 3, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALON REFINING KROTZ SPRINGS, INC.

By: /s/ Sarah Braley Campbell Sarah Braley Campbell Secretary
Date: April 3, 2012

EXHIBIT INDEX

Number	Exhibit

99.1	Alon USA Energy, Inc. Press Release, dated April 3, 2012

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